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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

Huntsman Advanced Materials LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-115344 (Commission File Number)	92-0194012 (IRS Employer Identification No.)
500 Huntsman Way Salt Lake City, Utah (Address of principal executive offices)		84108 (Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On June 17, 2005, Huntsman Advanced Materials LLC (the "Company") entered into a First Amendment to Credit Agreement (the "Amendment") among the Company, as borrower, the financial institutions signatory thereto, including Deutsche Bank AG New York Branch, in their capacities as lenders thereunder, Deutsche Bank AG New York Branch, as administrative agent for the lenders, Deutsche Bank Securities Inc., as lead arranger, and UBS Securities LLC, as syndication agent.

        Deutsche Bank Securities Inc. and/or affiliates ("Deutsche Bank") and UBS Securities LLC and/or affiliates ("UBS") serve as agents for the senior secured credit facilities of the Company's affiliate Huntsman International LLC (the "HI Credit Facilities"), and Deutsche Bank also serves as agent for the senior secured credit facilities of the Company's affiliate Huntsman LLC (the "HLLC Credit Facilities"). In addition, some of the financial institutions party to the Amendment may be parties to the HI Credit Facilities and/or the HLLC Credit Facilities. Deutsche Bank and UBS also served as initial purchasers of notes offered by the Company in June 2003 and of notes offered by affiliates of the Company, including those offered by Huntsman LLC in June 2004 and Huntsman International in December 2004. Deutsche Bank and UBS also served as underwriters for the initial public offering of the Company's affiliate Huntsman Corporation, in February 2005.

        Among other things, the Amendment (i) reduces the Applicable Base Rate Margin from a range of 2.00% to 3.50% to 0.25% or 0.50%, as applicable, (ii) reduces the Applicable Eurocurrency Margin from a range of 3.00% to 4.50% to 1.25% or 1.50%, as applicable, (iii) reduces the Applicable Commitment Fee Percentage from 0.750% per annum to 0.375% per annum, (iv) extends the Revolver Termination Date from June 30, 2007 to July 15, 2007 and (v) releases as collateral the pledge of the Capital Stock of all Subsidiaries of Borrower. A copy of the Amendment is filed with this report as Exhibit 10.1. Capitalized terms used but not defined in this report have the meanings given to them in the Amendment.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit 10.1	First Amendment to Credit Agreement, dated as of June 17, 2005, among Huntsman Advanced Materials LLC, the financial institutions signatory thereto, including Deutsche Bank AG New York Branch, in their capacities as lenders thereunder, Deutsche Bank AG New York Branch, as administrative agent for the lenders, Deutsche Bank Securities Inc., as lead arranger, and UBS Securities LLC, as syndication agent.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN ADVANCED MATERIALS LLC
/s/ SEAN DOUGLAS SEAN DOUGLAS Vice President and Treasurer

Dated: June 20, 2005

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INDEX TO EXHIBITS

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated as of June 17, 2005, among Huntsman Advanced Materials LLC, the financial institutions signatory thereto, including Deutsche Bank AG New York Branch, in their capacities as lenders thereunder, Deutsche Bank AG New York Branch, as administrative agent for the lenders, Deutsche Bank Securities Inc., as lead arranger, and UBS Securities LLC, as syndication agent.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS